                                                               EXHIBIT 23.3(c)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated August 6, 1996 on the financial statements of Northwest Cable Network included in or made part of Wireless Broadcasting Systems of America, Inc.'s Form S-1 registration statement.

                                                ARTHUR ANDERSEN LLP

Denver, Colorado,
        August 6, 1996